UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2021 (December 19, 2021)

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address of principal executive offices, including ZIP code)

(877) 855-7243

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On December 19, 2021 (the “Agreement Date”), Verso Corporation, a Delaware corporation (the “Company” or “Verso”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BillerudKorsnäs Inc., a Delaware corporation (“Parent”), West Acquisition Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of certain sections thereof (as specified therein), BillerudKorsnäs AB, a Swedish limited company (“Guarantor” or “BillerudKorsnäs”). Parent is a wholly owned subsidiary of Guarantor. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Effect on Capital Stock

On and subject to the terms and conditions set forth in the Merger Agreement, upon the effective time of the Merger (the “Effective Time”), by virtue of the Merger, among other things, each issued and outstanding share of Class A common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) (other than any shares of Company Common Stock owned by the Company or owned by Guarantor or any subsidiary of Guarantor or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law), will be automatically cancelled and converted into the right to receive cash in an amount equal to $27.00 per share (without interest) (the “Per Share Price”).

Under the terms of the Merger Agreement, the Company will not pay a dividend for the fiscal quarter ending March 31, 2022. The Merger Agreement permits the Company to resume paying regular quarterly dividends commencing in the fiscal quarter ending June 30, 2022 in an amount not to exceed $0.10 per share and consistent with the past practice of the Company in terms of the timing of declaration and payment of such dividends.

Warrants

At the Effective Time and in accordance with the Warrant Agreement (as defined in the Merger Agreement), each warrant to purchase Company Common Stock (each, a “Company Warrant”) unexercised and outstanding as of immediately prior to the Effective Time will automatically represent a right by the holder thereof upon exercise to receive only an amount in cash equal to the Per Share Price less the per-share exercise price for such Company Warrant (the “Warrant Consideration”) for each share of Company Common Stock for which such Company Warrant was exercisable immediately prior to the closing of the Merger; provided that, the holder of any Company Warrant may notify the Company commencing on the date of public disclosure of the Merger Agreement through the date that is 90 days after the public disclosure of the consummation of the Merger by the Company pursuant to a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) that such holder is exercising the holder’s right pursuant to Section 5.6 of the Warrant Agreement to cause the Company, as applicable, to repurchase such Company Warrant from such holder for the Black-Scholes Value (as defined in the Warrant Agreement) of such Company Warrant, in accordance with its terms and conditions, and the Company, will repurchase such Company Warrant in accordance with its terms; provided, further, that in no event may any holder of any Company Warrant receive both the Warrant Consideration and the Black-Scholes Value in exchange for such Company Warrant.

Equity Awards

In accordance with the Merger Agreement, at the Effective Time, (a) each time-vesting restricted stock unit of the Company (each, a “Company RSU”) outstanding as of the Agreement Date and still outstanding immediately prior to the Effective Time, whether vested or unvested, will automatically be cancelled and converted into the right to receive an amount in cash (without interest) equal to (i) the Per Share Price multiplied by (ii) the total number of shares of Company Common Stock subject to such Company RSU (including, for the avoidance of doubt, any dividend equivalents credited in respect of such Company RSU) (the “RSU Consideration”), and (b) each performance-vesting restricted stock unit of the Company (each, a “Company PSU”) outstanding as of the Agreement Date and still outstanding immediately prior to the Effective Time, whether vested or unvested, will automatically be cancelled and converted into the right to receive an amount in cash (without interest), equal to (i) the Per Share Price multiplied by (ii) the total number of shares of Company Common Stock subject to such Company PSU (including, for the avoidance of doubt, any dividend equivalents credited in respect of such Company PSU), with the achievement of the performance-based vesting metrics applicable to each Company PSU deemed achieved at the target level of performance (the “PSU Consideration”).

As promptly as reasonably practicable, but in any event no later than ten business days after the date on which the Merger closes, the RSU Consideration will be paid to the holders of such Company RSUs through the Company’s payroll system. The Merger Agreement provides that Parent will cause the Company to pay the PSU Consideration as soon as practicable following the last day of the applicable performance period, subject to the holder’s continued employment on such last day; provided however, that in the event that the holder’s employment is terminated prior to the last day of the performance period without cause or due to the holder’s death or disability or, to the extent set forth in the applicable award or other applicable agreement, due to the holder’s resignation for good reason, the PSU Consideration payable with respect to the Company PSU shall be payable on such date notwithstanding such termination.

Any equity awards granted following the Agreement Date and outstanding immediately prior to the Effective Time will be converted into a cash-based award in an amount equal to one-third (1/3) of the product of (x) the Per Share Price, multiplied by (y) the number of shares of Company Common Stock that would have been issuable under the original Company RSU or Company PSU (in the case of a Company PSU, with performance criteria deemed achieved at the target level of performance), and including, for the avoidance of doubt, any dividend equivalents credited in respect of such award, with such award vesting in full on December 31, 2022, subject to the holder’s continued employment on such date; provided, that, in the event that the holder’s employment is terminated without cause, due to death or disability, or, to the extent set forth in the applicable award agreement, due to a resignation for good reason, in each case, prior to December 31, 2022, the cash-based award will continue to be payable on such date notwithstanding such termination.

Representations and Warranties and Covenants

The Company, Guarantor, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Among other things, the Company has agreed, subject to certain exceptions, (a) to conduct its business in all material respects in the ordinary course of business, from the Agreement Date until the Effective Time, and not to take certain actions prior to the Effective Time without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed) and (b) not to solicit alternative acquisition proposals from, provide information to or engage in discussions or negotiations with, third parties regarding any alternative acquisition proposals.

In addition, the parties have agreed to use reasonable best efforts to obtain certain regulatory approvals (the “Regulatory Approvals”) and antitrust clearance. In furtherance of the foregoing, each of Guarantor, Parent and Merger Sub have agreed to take all actions necessary to obtain the Regulatory Approvals and antitrust clearance. Notwithstanding the foregoing, none of Guarantor, Parent or Merger Sub will be obligated to take any action or agree to any remedy in connection with obtaining the Regulatory Approvals or the antitrust clearance that would have a material adverse effect on the business of Guarantor, Parent, the Company and their respective subsidiaries, taken as a whole. In addition, in connection with obtaining the Regulatory Approvals, none of Guarantor, Parent or Merger Sub is required to take any action that would result in a Burdensome Condition (as defined in the Merger Agreement). Under the Merger Agreement, a Burdensome Condition includes, among other things, any restriction that would (i) materially impair the benefits which Guarantor reasonably expects to derive from the transactions contemplated by the Merger Agreement or (ii) have a material adverse effect on (x) the Company and its subsidiaries or (y) Guarantor and its subsidiaries (in the case of clause (y), as if Guarantor and its subsidiaries were the size of the Company and its subsidiaries).

Closing Conditions

The closing of the Merger is subject to certain conditions, including, among other things: (a) the adoption of the Merger Agreement by the Company’s stockholders, (b) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (c) receipt of the Regulatory Approvals (without the imposition of a Burdensome Condition unless Parent, in its sole discretion, elects to accept an imposition of such Burdensome Condition), (d) the absence of any law or governmental order or other legal restraint or prohibition preventing the consummation of the Merger, (e) the accuracy of the other party’s representations and warranties (subject to certain materiality qualifiers), (f) the other party’s compliance in all material respects with its covenants under the Merger Agreement and (g) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) since the Agreement Date.

Termination Rights

The Merger Agreement contains certain customary termination rights for the Company and Parent, including the right to terminate the Merger Agreement in the event (a) the Merger is not consummated on or before the “outside date” of July 19, 2022 (subject to an automatic extension by October 19, 2022 if all conditions have been satisfied except receipt of antitrust clearance or the Regulatory Approvals), (b) the required approval of the Company’s stockholders for the adoption of the Merger Agreement is not obtained, (c) the other party materially breaches its representations, warranties or covenants and fails to cure such breach or (d) any law or order prohibiting the Merger or the other transactions contemplated by the Merger Agreement has become final and non-appealable. In addition, (i) subject to compliance with certain terms of the Merger Agreement, the Company may terminate the Merger Agreement in order to enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement) and (ii) Parent may terminate the Merger Agreement if the Board changes its recommendation to the Company’s stockholders regarding the Merger Agreement.

Termination Fee

If (a) the Merger Agreement is terminated by the Company to enter into an agreement providing for a Superior Proposal or by Parent following a change in the Board’s recommendation to the Company’s stockholders regarding the Merger Agreement, or (b) (i) an alternative acquisition proposal for at least 50% of the Company’s voting securities or consolidated assets is publicly disclosed and not publicly withdrawn, (ii) the Merger Agreement is later terminated due to failure to obtain the required Company stockholder vote and (iii) within 12 months following termination, the Company enters into a definitive agreement with respect to an alternative acquisition proposal or an acquisition transaction is consummated, the Company will be required to pay Parent a termination fee equal to $24,690,000.

The foregoing description of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated by reference herein. The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or Parent. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after Agreement Date. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the respective companies include in reports, statements and other filings they make with the SEC.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, certain employees of the Company (including certain of its named executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (“Section 280G”). To mitigate the potential impact of Section 280G on the Company and its executive officers, on December 19, 2021, in accordance with the terms of the Merger Agreement, the Board, pursuant to the recommendation of the compensation committee of the Board, approved the following actions with respect to certain employees, including the Company’s named executive officers: (1) payment in December 2021 of estimated payments due under the 2021 Verso Incentive Plan with respect to the 2021 performance year (the “2021 VIP Payments”), including to Randy J. Nebel ($1,404,000), Brian Cullen ($311,850), Aaron D. Haas ($450,815.63), Terrance M. Dyer ($443,880), Allen Campbell ($352,966.61) and Matthew Archambeau ($116,564.06), in each case, subject to recoupment or clawback (in whole or in part) to the extent either:

(a) the actual final results and the Company’s audited financial statements for the year result in a 2021 VIP Payment that is less than the participant’s estimated 2021 VIP Payment; or (b) any such individual experiences a termination of employment prior to the time when 2021 VIP Payments would typically be made, unless such individual would otherwise be entitled to receive such bonus or a prorated bonus payment pursuant to any applicable severance agreement or policy currently in effect; and (2) acceleration of the vesting of certain outstanding restricted stock unit (“RSUs”) scheduled to vest on or before March 31, 2022 (the “Q1 2022 Vesting RSUs”), so that such Q1 2022 Vesting RSUs will vest in December 2021 and be settled promptly thereafter, including for Messrs. Nebel (in the amount of 26,294 RSUs), Haas (in the amount of 9,910 RSUs) and Dyer (in the amount of 7,326 RSUs) (in each case, before accounting for any dividends that will accrue in December 2021), in each case, subject to recoupment or clawback (in whole or in part) to the extent any such individual experiences a termination of employment prior to the time when such Q1 2022 Vesting RSUs would have vested pursuant to their terms, unless such individual would otherwise be entitled to receive accelerated vesting of such Q1 2022 Vesting RSUs pursuant to the terms of the Performance Incentive Plan or any applicable award agreement thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and among Verso Corporation, BillerudKorsnäs Inc., West Acquisition Merger Sub Inc., and, for limited purposes set forth therein, BillerudKorsnäs AB, dated December 19, 2021.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward Looking Statements

This communication contains “forward-looking statements” regarding Verso, BillerudKorsnäs or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by Verso stockholders; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the proposed merger disrupts Verso or BillerudKorsnäs current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; uncertainties as to BillerudKorsnäs’ ability to obtain financing in order to consummate the merger; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including Verso’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Verso’s Quarterly Reports on Form 10-Q and any further disclosures Verso makes in Current Reports on Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at www.investor.versoco.com or the SEC’s website at www.sec.gov.

For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to BillerudKorsnäs’ non-exhaustive list of key risks and cautionary statements included in BillerudKorsnäs’ Annual Report, which is available electronically on www.billerudkorsnas.com/investors. Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Verso or BillerudKorsnäs assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Verso expects to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents regarding the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Verso will mail its definitive proxy statement and a proxy card to Verso’s stockholders entitled to vote at a special meeting relating to the proposed merger, seeking their approval of the respective merger-related proposals. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF VERSO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT VERSO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSO, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF VERSO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that Verso may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Verso’s stockholders for their consideration.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Verso free of charge through the website maintained by the SEC at www.sec.gov, from Verso at its website, www.investor.versoco.com.

Participants in the Solicitation

Verso and its respective directors and certain of its respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Verso’s directors and executive officers is available in Verso’s proxy statement dated on March 30, 2021 for its 2021 Annual Meeting of Stockholders. To the extent holdings of Verso securities by directors or executive officers of Verso have changed since the amounts contained in the definitive proxy statement for Verso’s 2021 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Verso by going to its investor relations page on its corporate website at www.investor.versoco.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Verso using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021	VERSO CORPORATION

/s/ Kevin M. Kuznicki
Kevin M. Kuznicki Senior Vice President, General Counsel and Secretary